UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2009

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	001-32389	41-2111139
(State or other	(Commission file	(IRS Employer
jurisdiction of	number)	Identification No.)
incorporation)

10172 Linn Station Road
Louisville, Kentucky 40223
(Address of principal executive offices)

(502) 426-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

        On June 12, 2009, NTS Realty Holdings Limited Partnership (the “Company”) announced that it completed the acquisition of two multifamily properties with an affiliated joint venture partner. An executive officer of the Company’s managing general partner has a familial relationship with a member of the joint venture partner.

        As previously disclosed, the Company entered into an agreement on April 10, 2009, to acquire Golf Brook Apartments (“Golf Brook”) and Sabal Park Apartments (“Sabal Park”), which are located in Longwood, Florida. On June 3, 2009, GB Central Holdings, LLC (“GB Central”) and SP Central Holdings, LLC (“SP Central”), both Delaware limited liability companies and wholly owned subsidiaries of the Company, entered into operating agreements with Pluris Property Fund I, L.P. (“PPFI”), an affiliated Delaware limited partnership, to form GB Longwood Properties, LLC (“GB Longwood”) and SP Longwood Properties, LLC (“SP Longwood”), respectively. On June 10, 2009, GB Central and SP Central entered into amended and restated operating agreements with PPFI to provide that GB Central and SP Central own 76.5% of the membership interests in GB Longwood and SP Longwood, respectively. GB Longwood and SP Longwood purchased the properties from 385 Golf Brook Circle Longwood, LLC and 302 Sabal Park Place Longwood, LLC, both Delaware limited liability companies, neither of which is affiliated with the Company. GB Central will serve as the sole manager of GB Longwood, and SP Central will serve as the sole manager of SP Longwood. GB Longwood and SP Longwood have appointed NTS Management Company, an affiliate of the Company, as the property manager for both properties. The Company and its joint venture partner paid an aggregate purchase price of $32.5 million to acquire Golf Brook and Sabal Park. The Company and its co-owner satisfied the purchase price for Golf Brook and Sabal Park with funds obtained from a non-recourse mortgage loan from a government-sponsored lender and from working capital.

        A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 2.01 disclosure by reference. The applicable material contracts are also attached to this Current Report on Form 8-K as Exhibit 10.1, 10.2, 10.3 and 10.4.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
10.1	Purchase and Sale Agreement
10.2	First Amendment to Purchase and Sale Agreement
10.3	Second Amendment to Purchase and Sale Agreement9
10.4	Third Amendment to Purchase and Sale Agreement
99.1	Press release of NTS Realty Holdings Limited Partnership, dated June 12, 2009

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

By:	NTS Realty Capital, Inc.
Its:	Managing General Partner

By:	Gregory A. Wells
Its:	Executive Vice President and CFO

Date:	June 16, 2009

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